EXHIBIT 10.5
UNLIMITED PLEDGE AGREEMENT
     THIS UNLIMITED PLEDGE AGREEMENT (this “Pledge Agreement”) is made and entered into as of June 1, 2009, by and among BORGWARNER INC., a Delaware corporation (the “Borrower” and a “Pledgor”), each of the undersigned Subsidiaries and each other person who shall become a party hereto by execution of a Pledge Joinder Agreement (each a “Guarantor” and a “Pledgor” and, collectively with the Borrower, the “Pledgors”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) now or hereafter party to the Credit Agreement (as defined below) and the other Secured Parties. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Secured Parties have agreed to provide to the Borrower certain credit facilities, including a revolving credit facility with letter of credit and swing line subfacilities pursuant to the terms of that certain Credit Agreement dated as of July 22, 2004, among the Borrower, JPMorgan Chase Bank, as administrative agent and the Lenders (as amended by that certain Amendment No. 1 and Consent Agreement dated as of April 30, 2009 among the Borrower, the Guarantors, the Administrative Agent and the Lenders, and as otherwise amended, modified, supplemented or restated from time to time, the “Credit Agreement”); and
     WHEREAS, each Guarantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, as well as the Secured Hedge Agreements and Secured Cash Management Agreements, and each Guarantor is a party (as signatory or by joinder) to a Guaranty pursuant to which each Guarantor guarantees the Obligations of the Borrower; and
     WHEREAS, each of (a) the Borrower, as collateral security for the payment and performance of its Obligations, and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party, and (b) each other Pledgor, as collateral security for the payment and performance of its Guarantor’s Obligations (as defined in the Guaranty to which it is a party), and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of the Pledgors described in clauses (a) and (b) being referred to as “Secured Obligations”), is willing to pledge and grant to the Administrative Agent for the benefit of the Secured Parties a security interest in certain Equity Interests owned by it and certain intercompany debt owing to it by certain of its Subsidiaries, all pursuant to the terms of this Pledge Agreement; and
     WHEREAS, as a condition to their obligations under the Loan Documents the Secured Parties have required, and the Borrower has agreed and agreed to cause the other Pledgors to enter into this Pledge Agreement, and the Secured Parties are unwilling to make and maintain the

Loans, Letter of Credit, Secured Hedge Agreements and Secured Cash Management Agreements unless the Pledgors enter into this Pledge Agreement;
     NOW, THEREFORE, in consideration of the foregoing, and in further consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:
     1. Pledge of Pledged Equity; Intercompany Notes; Other Collateral.
     (a) Defined Terms. As used herein, the following terms shall have the following meanings:
     (i) “Divgi-Warner Right of First Refusal” means that certain right of first refusal that may be excised by Divgi Metalwares Private, Ltd., an Indian corporation, to purchase shares of Divgi-Warner Private Limited pursuant to its organization documents.
     (ii) “Intercompany Notes” means all indebtedness obligations owing to any Pledgor by any Unlimited Subsidiary thereof, whether constituting an instrument or payment intangible under the Uniform Commercial Code of the state of New York, including all promissory notes. Without limiting the scope of this definition, it is the intention of the parties that the Intercompany Notes be more particularly described on Schedule 1(a)(ii) hereto, as such schedule may from time to time be supplemented pursuant to this Pledge Agreement or any Pledge Joinder Agreement.
     (iii) “Pledged Entity” means any Person, any portion of whose Equity Interests are granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Pledge Agreement.
     (iv) “Pledged Equity” means, with respect to any Pledgor, all of the Equity Interests of any Person (other than a Limited Subsidiary) in which such Pledgor has, or at any time hereafter acquires, an interest or the power to transfer rights therein; provided that if the voting Equity Interests of any Foreign Subsidiary owned or otherwise held by all Pledgors party to this Agreement, collectively, shall exceed 65% of all issued and outstanding shares of all classes of voting Equity Interests of such Foreign Subsidiary, then the term “Pledged Equity” with respect to such Foreign Subsidiary shall be limited to a number of voting Equity Interests equal to 65% of all issued and outstanding voting Equity Interests of such Foreign Subsidiary, unless a pledge of any percentage in excess of 65% of such voting Equity Interests would not result in adverse tax consequences to the Borrower (in which case such percentage shall be increased to include all voting Equity Interests in such Foreign Subsidiary owned by all Pledgors). In the event of the application of the proviso in the preceding sentence to a Foreign Subsidiary whose voting Equity Interests are owned by more than one Pledgor, the Borrower may determine the allocation of the voting Equity Interests of the Foreign Subsidiary that shall constitute Pledged Equity hereunder (except that in the case of any Foreign Subsidiary that is a partnership, the

Borrower shall allocate as Pledged Equity hereunder the maximum number of the general partnership interests that would not result in adverse tax consequences to the Borrower), and shall identify such to the Administrative Agent (via Schedule 1(a)(iv) or in another manner acceptable to the Administrative Agent). Without limiting the scope of this definition, it is the intention of the parties that the Pledged Equity be more particularly described on Schedule 1(a)(iv) hereto, as such schedule may from time to time be supplemented pursuant to this Pledge Agreement or any Pledge Joinder Agreement.
     (b) Pledge. As collateral security for the payment and performance by each Pledgor of its now or hereafter existing Secured Obligations, each Pledgor hereby grants, pledges and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties a first priority security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:
     (i) the Pledged Equity;
     (ii) the Intercompany Notes;
     (iii) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Equity or Intercompany Note, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Equity or Intercompany Note;
     (iv) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;
     (v) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
     (vi) all proceeds of any of the foregoing.
All such Pledged Equity, Intercompany Notes, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (vi) of this Section 1(b) are herein collectively referred to as the “Collateral”.
     (c) Subject to Sections 1(g) and 10(a), each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Administrative Agent at such location as the Administrative Agent shall from time to time designate by written notice pursuant to Section 22 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Administrative Agent.

     (d) Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Administrative Agent may request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Administrative Agent’s Lien and security interest in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties and further agrees to do and cause to be done upon the Administrative Agent’s request, at Pledgor’s expense, all things determined by the Administrative Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties, including the prompt payment of all out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Administrative Agent for the benefit of the Secured Parties.
     (e) All filing fees, advances, charges, costs and expenses, including charges and disbursements of counsel, incurred or paid by the Administrative Agent or any Lender in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Administrative Agent for the benefit of the Secured Parties by the Pledgor in respect of which the same was incurred immediately upon demand therefor, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the rate specified in Section 2.14(e) of the Credit Agreement.
     (f) Each Pledgor agrees to register and cause to be registered the interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.
     (g) The applicable Pledgors agree to deliver to the Administrative Agent (i) all certificates representing the Pledged Equity issued by BorgWarner Cooling Systems (India) Private Limited and BorgWarner Morse TEC Murugappa Pvt. Ltd. and (ii) all necessary waivers of the Divgi-Warner Right of First Refusal, in each case, no later than June 30, 2009 (as such date may be extended by the Administrative Agent in its sole discretion).
     2. Status of Collateral. Each Pledgor hereby represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:
     (a) All of the Pledged Equity are, as of the date of execution of this Pledge Agreement or Pledge Joinder Agreement by each Pledgor pledging such Pledged Equity (such date as applicable with respect to each Pledgor, its “Applicable Date”), and shall at all times thereafter (i) be validly issued and outstanding, fully paid and non-assessable and (ii) constitute all of the issued and outstanding Pledged Equity of each Pledged Entity. All of the Pledged Equity are accurately described on Schedule 1(a)(iv).

     (b) The Pledgor is as at its Applicable Date and shall at all times thereafter (subject to dispositions permitted under the Credit Agreement) be the sole registered and record and beneficial owner of the Collateral, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws). Without limiting the foregoing, the Pledged Equity are not and will not be subject to any voting trust, shareholders agreement, right of first refusal (other than the Divgi-Warner Right of First Refusal), voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Administrative Agent).
     (c) At no time shall any Pledged Equity (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a “security” (or as to which the related Pledged Entity has elected to have treated as a “security”) under Article 8 of the Uniform Commercial Code of the State of or of any other jurisdiction whose laws may govern (the “UCC”) be maintained in the form of uncertificated securities. With respect to Pledged Equity that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Equity are, and shall at all times be, represented by the share certificates listed on Schedule 1(a)(iv) hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have (subject to Section 1(g)) been delivered to the Administrative Agent (or, in the case of stock powers delivered prior to a Collateral Trigger, the Escrow Agent) or are being delivered to the Administrative Agent (or, in the case of stock powers delivered prior to a Collateral Trigger, the Escrow Agent) simultaneously herewith or, in the case of Additional Interests as defined in Section 21, shall be delivered pursuant to Section 21. In addition, the Pledgor has at its Applicable Date delivered to the Administrative Agent (or has previously delivered to the Administrative Agent or, in case of Additional Interests shall deliver pursuant to Section 21) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly executed (if necessary) by or on behalf of the Pledgor as “debtor” and naming the Administrative Agent for the benefit of the Secured Parties as “secured party,” in form, substance and number sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on the Collateral, together with all required filing fees. Without limiting the foregoing provisions of this Section 2(c), with respect to any Collateral issued by any first-tier Foreign Subsidiary, Pledgor shall deliver or cause to be delivered, (i) in addition to or in substitution for all or any of the foregoing items, as the Administrative Agent may elect, such other instruments, certificates, agreements, notices, filings, and other documents, and take or cause to be taken such other action, as the Administrative Agent may determine to be necessary or advisable under the laws of the jurisdiction of formation of such first-tier Foreign Subsidiary, to grant, perfect and protect as a first priority lien in such Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, and (ii) an opinion of counsel acceptable in form and substance to the Administrative Agent issued by a law firm acceptable to the Administrative Agent licensed to practice law in such foreign jurisdiction, addressing with respect to such Collateral the matters described in

Sections 4.1(c), 5.10(b) and 5.11(a)(i) of the Credit Agreement.
     (d) It has full corporate power, legal right and lawful authority to execute this Pledge Agreement (and any Pledge Joinder Agreement applicable to it) and to pledge, assign and transfer the Collateral in the manner and form hereof.
     (e) The pledge and assignment to the Administrative Agent for the benefit of the Secured Parties pursuant to this Pledge Agreement (or any Pledge Joinder Agreement) creates or continues, as applicable, a valid security interest in the Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, securing the payment of the Secured Obligations. Upon the delivery of the Collateral (along with undated stock powers or endorsements executed in blank, financing statements and other agreements referred to in Section 2(c) hereof) to the Administrative Agent for the benefit of the Secured Parties pursuant to this Pledge Agreement (or any Pledge Joinder Agreement), such security interest shall constitute a perfected first priority security interest in the Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, securing the payment of the Secured Obligations assuming, in the case of the Pledged Equity which constitute certificated “securities” under the UCC and “instruments” under the UCC, continuous and uninterrupted possession by or on behalf of the Administrative Agent. Except for filings and deliveries contemplated hereby, no filing or other action will be necessary to perfect or protect such Liens. The Pledgor will defend the Secured Parties’ right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.
     (f) Except as otherwise expressly provided herein pursuant to a disposition permitted under the Credit Agreement, none of the Collateral (nor any interest therein or thereto) shall be sold, transferred or assigned without the Administrative Agent’s prior written consent, which may be withheld for any reason.
     (g) It shall at all times cause the Pledged Equity of such Pledgor that constitute “securities” (or as to which the issuer elects to have treated as “securities”) under the UCC to be represented by the certificates now and hereafter delivered to the Administrative Agent in accordance with Sections 1, 2 and 21 hereof and that it shall cause each of the Pledged Entities as to which it is the Pledgor not to issue any securities convertible into, or exchangeable or exercisable for, at any time during the term of this Pledge Agreement unless the Pledged Equity of such Pledge Subsidiary are issued solely to either (i) such Pledgor who shall immediately comply with Sections 2 and 21 hereof with respect to such property or (ii) the Borrower or another Guarantor who shall immediately pledge such additional securities to the Administrative Agent for the benefit of the Secured Parties pursuant to Section 21 or 23 hereof, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 2(c) hereof to the Administrative Agent and take such further actions as the Administrative Agent may deem necessary in order to perfect a first priority security interest in such securities.
     (h) The exact legal name and address, federal tax number and jurisdiction of formation, jurisdiction of formation identification number (if any), and location of the chief executive office of such Pledgor are (i) with respect to each Pledgor granting a Lien to the Administrative Agent under the Security Agreement on or prior to the date hereof, as specified on Schedule 7(f) to the Security Agreement, and (ii) with respect to each other Pledgor, as specified on Schedule 2(h) attached hereto. No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken all such action at such Pledgor’s expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent in Collateral.
     (i) All of the Intercompany Notes are, as of each Pledgor’s Applicable Date, and shall at all times thereafter be (x) valid, binding and enforceable obligations of the obligor thereof owing to each applicable Pledgor, (y) evidenced by a written loan agreement, note or other writing, and (z) accurately described on Schedule 1(a)(ii).
     (j) Each Pledgor shall (i) furnish to the Administrative Agent from time to time at the Administrative Agent’s request, a current list identifying, in reasonable detail, each Intercompany Note of which such Pledgor is the obligee, payee or holder, (ii) deliver to the Administrative Agent the originals documentation evidencing all such Intercompany Notes, and (iii) deliver to the Administrative Agent (or, in the case of any delivery prior to a Collateral Trigger, the Escrow Agent) duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Administrative Agent to realize upon the Intercompany Notes in accordance with their respective terms or transfer the Intercompany Notes as may be permitted under the Loan Documents or by applicable law. Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Pledgor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Intercompany Note, in any case in such a manner as could reasonably be expected to have a material adverse affect on the value of affected Intercompany Note as collateral.
     3. Preservation and Protection of Collateral.
     (a) The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.
     (b) Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with that used in preparing the audited financial statements and evidenced to the satisfaction of the Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, or upon the failure of any

Pledgor to pay any amount pursuant to Section 1(e), the Administrative Agent at its option may pay or contest any of them (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including reasonable costs and disbursements of counsel, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the rate specified in Section 2.14(e) of the Credit Agreement.
     (c) Each Pledgor hereby (i) irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, and (ii) irrevocably ratifies and acknowledges all such actions taken by or on behalf of the Administrative Agent prior to the Applicable Date.
     4. Default. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is given full power and authority to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Administrative Agent may elect; and any such sale may be made either at public or private sale at the Administrative Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Administrative Agent may reasonably deem fair; and the Administrative Agent or any other Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent. Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the

Administrative Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Entity to register or otherwise qualify the Collateral, even if such Pledged Entity would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Equity if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Equity may be sold for an amount less than a pro rata share of the fair market value of the Pledged Entity’s assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.
     5. Proceeds of Sale. The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all charges and disbursements of counsel) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 2.19(b) of the Credit Agreement. Each Pledgor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.
     6. Presentments, Demands and Notices. The Administrative Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.
     7. Attorney-in-Fact. Each Pledgor hereby appoints the Administrative Agent as the Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of a Default or an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Default or an Event of Default, the Administrative Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.
     8. Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any

Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 8 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date. For purposes of this Pledge Agreement, “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other Obligations payable hereunder and under the other Loan Documents shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, (b) the obligations and liabilities of the Borrower and each other Loan Party under all Secured Cash Management Agreements and Secured Hedge Agreements shall have been fully, finally and irrevocably paid and satisfied in full and the Secured Cash Management Agreement and Secured Hedge Agreement shall have expired or been terminated, or other arrangements satisfactory to the counterparties shall have been made with respect thereto; and (c) the Borrower and each other Loan Party shall have fully, finally and irrevocably paid and satisfied in full all of their respective obligations and liabilities arising under the Loan Documents, including with respect to the Borrower and the Obligations (except for future obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Loan Party that may be owing to any Secured Party or any Lender pursuant to the Loan Documents and expressly survive termination of the Credit Agreement).
     9. Waiver by the Pledgors. Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Pledgor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.
     The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

     10. Dividends and Voting Rights.
     (a) All dividends and other distributions with respect to any of the Pledged Equity shall be subject to the pledge hereunder, provided that cash dividends paid to a Pledgor as record owner of the Pledged Equity, to the extent permitted by the Credit Agreement to be declared and paid, may be retained by such Pledgor so long as no Default or Event of Default shall have occurred and be continuing, free from any Liens hereunder.
     (b) So long as no Default or Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents.
     (c) Upon the occurrence and during the continuance of any Default or Event of Default, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Equity to the Administrative Agent (together, if the Administrative Agent shall request, with the documents described in Sections 1(c) and 2(c) hereof or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations. Pending delivery to the Administrative Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Secured Parties.
     (d) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Administrative Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Equity hereunder upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Administrative Agent may request; provided that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

     11. Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.
     12. Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof, and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.
     13. Anti-Marshaling Provisions. The right is hereby given by each Pledgor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement. Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.
     14. Entire Agreement. This Pledge Agreement and each Pledge Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Pledge Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Pledge Agreement nor any Pledge Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.
     15. Further Assurances. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or any Pledge Joinder Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder or thereunder. Each Pledgor hereby consents and agrees that the Pledged Entities and all other Persons, shall be entitled to accept the provisions hereof and of the Pledge Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Entities or other Persons.
     16. Binding Agreement; Assignment. This Pledge Agreement and each Pledge Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns; provided that, unless (and only to the extent) expressly permitted under the Credit Agreement, no Pledgor shall be permitted to assign this Pledge Agreement, any Pledge Joinder Agreement or any interest herein or therein or in the Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Administrative Agent as Collateral under this Pledge Agreement. Without limiting the generality of the foregoing sentence of this Section 16, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article VIII thereof (concerning the Administrative Agent) and Section 9.4 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.
     17. Secured Cash Management Agreements; Secured Hedge Agreements. All obligations of the Borrower under (a) Secured Cash Management Agreements to which any Cash Management Bank is a party, or (b) Secured Hedge Agreements to which any Hedge Bank is a party, shall be deemed to be Secured Obligations secured hereby, and each Cash Management Bank and each Hedge Bank shall be deemed to be a Secured Party hereunder with respect to such Secured Obligations.
     No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Pledge Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and its Affiliates shall be entitled to all the rights, benefits and immunities conferred under Article VIII of the Credit Agreement.
     18. Severability. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
     19. Counterparts. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 19, the provisions of Section 9.1(b) of the Credit Agreement shall be applicable to this Pledge Agreement.
     20. Termination. Subject to the provisions of Section 8, this Pledge Agreement and each Pledge Joinder Agreement, and all obligations of the Pledgors hereunder and thereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Pledge Agreement, the Administrative Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Equity and Intercompany Notes (and any other property received as a dividend or distribution or otherwise in respect of such Collateral to the extent then held by the Administrative Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same (including, without limitation, the delivery to the Escrow Agent of a termination notice terminating the escrow arrangement and authorizing the release to the Borrower (or any person designated by the Borrower) of all Collateral then held by the Escrow Agent).
     21. Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Equity or Intercompany Notes, including any Pledged Equity or Intercompany Notes issued by any Subsidiary not listed on Schedule 1(a)(ii) or 1(a)(ii) hereto which are required to be subject to a Lien pursuant to a Pledge Agreement by the terms hereof or of Article V or any other provision of the Credit Agreement or any other Loan Document (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Administrative Agent for the benefit of the Secured Parties updated schedules to this Pledge Agreement, the certificates and writings, if any, representing such Additional Interests and any other document required in connection with such Additional Interests as described in Section 2. Each Pledgor shall comply with the requirements of this Section 21 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 5.12 of the Credit Agreement applies, within the time period specified in such Section 5.12 or elsewhere in the Credit Agreement with respect to such Additional Interests; provided that the failure to comply with the provisions of this Section 21 shall not impair the Lien on Additional Interests conferred hereunder.

     22. Notices. All notices and communications hereunder or under any Pledge Joinder Agreement shall be given to the addresses and otherwise made in accordance with Section 9.1 of the Credit Agreement; provided that notices and communications to the Guarantors shall be directed to the Guarantors, at the address of the Borrower set forth in Section 9.1 of the Credit Agreement.
     23. Joinder. Each Person who (a) is required to become a Loan Party pursuant to Section 5.12 of the Credit Agreement and (b) that owns any Equity Interest in any Person (other than a Limited Subsidiary), or intercompany indebtedness owing to it by any Unlimited Subsidiary, shall execute and deliver to the Administrative Agent an Unlimited Pledge Joinder Agreement (a “Pledge Joinder Agreement”) substantially in the form attached as Exhibit A hereto, within the time provided in Section 5.12 of the Credit Agreement or otherwise in any applicable Loan Document. Each Person who at any time shall deliver a Pledge Joinder Agreement shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 1 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Secured Parties all Pledged Equity and Intercompany Notes which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Pledge Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Pledge Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.
     24. Rules of Interpretation. The rules of interpretation contained in Sections 1.2 and 1.3 of the Credit Agreement shall be applicable to this Pledge Agreement and each Pledge Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any credit extensions referred to herein or secured hereby.
     25. Governing Law; Jurisdiction; Consent to Service of Process; WAIVER OF JURY TRIAL.
     (a) This Pledge Agreement shall be construed in accordance with and governed by the law of the State of New York.
     (b) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Pledge Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Pledge Agreement shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Pledge Agreement against the any Pledgor or its properties in the courts of any jurisdiction.
     (c) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Pledge Agreement in any court referred to in clause (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (d) Each party to this Pledge Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.1 of the Credit Agreement. Nothing in this Pledge Agreement will affect the right of any party to this Pledge Agreement to serve process in any other manner permitted by law.
     (e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     26. Collateral Trigger. Notwithstanding anything herein to the contrary, those representations, covenants, deliveries, filings and actions described in Sections 1(c) (solely with respect to the delivery of stock powers or allonges), 1(d) (solely with respect to the delivery stock powers and allonges), 4, 5, 7, 9 and 10 shall not be required to be made or done until the occurrence of the Collateral Trigger in accordance with Section 5.11 of the Credit Agreement; provided that, for purposes of clarification and in accordance with Section 5.10 of the Credit Agreement, the Pledgors shall, on or before the date hereof (a) deliver to the Administrative Agent certificates representing the certificated Collateral and proper financing statements in connection therewith, (b) deliver to the Escrow Agent, to hold until the occurrence of the Collateral Trigger (and thereupon to deliver to the Administrative Agent), stock powers and allonges in connection with the Collateral pursuant to this Pledge Agreement.
     27. Agreement of Pledged Entities. Notwithstanding anything herein or in any other Loan Document to the contrary, each Pledged Entity, by its execution hereof, agrees that upon the occurrence of a Collateral Trigger it will comply with the instructions originated by the Administrative Agent without the further consent of any Pledgor (including, without limitation, the Pledgor that is the registered owner of such Pledged Entity). Each Pledgor, by its execution hereof, agrees that each Pledged Entity owned by it shall be entitled to take the actions referenced in this Section in accordance with this Section and without any further consent by such Pledgor.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.

PLEDGORS and PLEDGED ENTITIES:

BORGWARNER INC., as Pledgor

By:

Name:

Title:

BORGWARNER AUTOMOTIVE ASIA LTD. (HONG KONG), as a Pledged Entity

By:

Name:

Title:

BORGWARNER AUTOMOTIVE TAIWAN CO. LTD., as a Pledged Entity

By:

Name:

Title:

BORGWARNER BRASIL LTDA., as a Pledged Entity

By:

Name:

Title:

BORGWARNER CANADA INC., as a Pledged Entity

By:

Name:

Title:

BORGWARNER COOLING SYSTEMS (INDIA) PRIVATE LIMITED, as a Pledged Entity

By:

Name:

Title:

BorgWarner Inc.
Unlimited Pledge Agreement
Signature Pages

BORGWARNER COOLING SYSTEMS KOREA INC., as a Pledged Entity

By:

Name:

Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS SERVICES INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER DRIVETRAIN DE MEXICO S.A. DE C.V., as a Pledged Entity

By:

Name:

Title:

BORGWARNER DRIVETRAIN MANAGEMENT SERVICES DE MEXICO S.A. DE C.V., as a Pledged Entity

By:

Name:

Title:

BORGWARNER EMISSIONS SYSTEMS HOLDING INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BorgWarner Inc.
Unlimited Pledge Agreement
Signature Pages

BORGWARNER EMISSIONS SYSTEMS INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER EMISSIONS SYSTEMS OF MICHIGAN INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER EUROPE INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER FRANCE S.A.S., as a Pledged Entity

By:

Name:

Title:

BORGWARNER HOLDING INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER INVESTMENT HOLDING INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BorgWarner Inc.
Unlimited Pledge Agreement
Signature Pages

BORGWARNER JAPAN INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER MORSE TEC INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER MORSE TEC JAPAN K.K., as a Pledged Entity

By:

Name:

Title:

BORGWARNER MORSE TEC KOREA LTD., as a Pledged Entity

By:

Name:

Title:

BORGWARNER MORSE TEC MEXICO, S.A. DE C.V., as a Pledged Entity

By:

Name:

Title:

BORGWARNER MORSE TEC MURUGAPPA PVT. LTD., as a Pledged Entity

By:

Name:

Title:

BorgWarner Inc.
Unlimited Pledge Agreement
Signature Pages

BORGWARNER NW INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER POWDERED METALS INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER SOUTH ASIA INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER THERMAL SYSTEMS INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER THERMAL SYSTEMS OF MICHIGAN INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER TORQTRANSFER SYSTEMS INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BorgWarner Inc.
Unlimited Pledge Agreement
Signature Pages

BORGWARNER TORQTRANSFER SYSTEMS OCHANG INC., as a Pledged Entity

By:

Name:

Title:

BORGWARNER TRANSMISSION SYSTEMS INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BORGWARNER TRANSMISSION SYSTEMS KOREA LTD., as a Pledged Entity

By:

Name:

Title:

BORGWARNER TRANSMISSION SYSTEMS MONACO S.A.M., as a Pledged Entity

By:

Name:

Title:

BORGWARNER TURBO & EMISSIONS SYSTEMS DE MEXICO S.A. DE C.V., as a Pledged Entity

By:

Name:

Title:

BORGWARNER TURBO & EMISSIONS SYSTEMS (THAILAND) LTD., as a Pledged Entity

By:

Name:

Title:

BorgWarner Inc.
Unlimited Pledge Agreement
Signature Pages

BORGWARNER TURBO SYSTEMS INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BRONSON SPECIALTIES INC., as Pledgor and as a Pledged Entity

By:

Name:

Title:

BW HOLDING LTD., as a Pledged Entity

By:

Name:

Title:

BWA RECEIVABLES CORPORATION, as Pledgor and as a Pledged Entity

By:

Name:

Title:

BWA TURBO SYSTEMS HOLDING CORPORATION, as Pledgor and as a Pledged Entity

By:

Name:

Title:

DIVGI-WARNER LIMITED, as a Pledged Entity

By:

Name:

Title:

KUHLMAN CORPORATION, as Pledgor and as a Pledged Entity

By:

Name:

Title:

BorgWarner Inc.
Unlimited Pledge Agreement
Signature Pages

SEOHANWARNER TURBO SYSTEMS, LTD., as a Pledged Entity

By:

Name:

Title:

BorgWarner Inc.
Unlimited Pledge Agreement
Signature Pages

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties

By:

Name:

Title:

BorgWarner Inc.
Unlimited Pledge Agreement
Signature Pages

EXHIBIT A
UNLIMITED PLEDGE JOINDER AGREEMENT
     THIS UNLIMITED PLEDGE JOINDER AGREEMENT (the “Pledge Joinder Agreement”), dated as                     , 20      is made by [Joining Pledgor] (the “Joining Pledgor”), and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Credit Agreement dated as of July 22, 2004, among BorgWarner Inc., a Delaware corporation (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, as administrative agent (as amended by that certain Amendment No. 1 and Consent Agreement dated as of April 30, 2009, among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent and as further amended, supplemented or restated from time to time, the “Credit Agreement”), and under the Unlimited Pledge Agreement dated as of June 1, 2009 by and among the Borrower, the Guarantors and the Administrative Agent (as amended, supplemented or restated from time to time, the “Unlimited Pledge Agreement”). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
     WHEREAS, the Joining Pledgor is a Subsidiary and required by the terms of the Credit Agreement to become a “Guarantor” under the Credit Agreement and be joined as a party to the Unlimited Pledge Agreement as a Pledgor (as defined in the Unlimited Pledge Agreement); and
     WHEREAS, the Joining Pledgor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrower by the Lenders under the Credit Agreement; and
     NOW, THEREFORE, the Joining Pledgor hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties:
     1. Joinder. The Joining Pledgor hereby irrevocably, absolutely and unconditionally becomes a party to the Unlimited Pledge Agreement as a Pledgor and agrees to be bound by all the terms, conditions, obligations, liabilities and undertakings of each Pledgor or to which each Pledgor is subject thereunder, including without limitation the grant pursuant to Section 1 of the Unlimited Pledge Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in, and collateral assignment and pledge to the Administrative Agent of, the Pledged Equity and other property constituting Collateral (as defined in Section 1 of the Unlimited Pledge Agreement) of such Pledgor or in which such Pledgor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Unlimited Pledge Agreement), all with the same force and effect as if the Joining Pledgor were a signatory to the Unlimited Pledge Agreement.
     2. Affirmations. The Joining Pledgor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Pledgor contained in the Unlimited Pledge Agreement.

     3. Supplemental Schedules. Attached to this Pledge Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Unlimited Pledge Agreement. The Joining Pledgor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Pledgor and its properties and affairs is true, complete and accurate as of the date hereof.
     4. Severability. The provisions of this Pledge Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
     5. Counterparts. This Pledge Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Pledgor. Without limiting the foregoing provisions of this Section 5, the provisions of Section 9.1(b) of the Credit Agreement shall be applicable to this Pledge Joinder Agreement.
     6. Delivery. The Joining Pledgor hereby irrevocably waives notice of acceptance of this Pledge Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained, in reliance on this Pledge Joinder Agreement and the Pledgor’s joinder as a party to the Unlimited Pledge Agreement as herein provided.
     7. Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 25 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.
[Signature page follows.]

     IN WITNESS WHEREOF, the Joining Pledgor has duly executed and delivered this Pledge Joinder Agreement as of the day and year first written above.

PLEDGOR:

[JOINING PLEDGOR], as Pledgor

By:

Name:

Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title: